The Pacific Corporate Group
Private Equity Fund
April 28, 2006



To the Shareholders of
The Pacific Corporate Group Private Equity Fund:

     Enclosed are the unaudited financial statements of The Pacific Corporate Group Private Equity Fund (the "Trust") for the nine months ended December 31, 2005.

     As always, please call us at (858) 456-6000 with any questions you may have regarding the Trust's operation or performance. Please direct your administrative correspondence or questions concerning your investment account
and  ownership  in  the  Trust  to  Palmeri  Fund   Administrators,   Inc.,  our
administrative services company, at (201) 475-8072 or email Palmeri Fund Administrators at PEF@pfadmin.com.

Sincerely,

Samantha Sacks
Director of Finance and Accounting
Pacific Corporate Group LLC

                           THE PACIFIC CORPORATE GROUP
                               PRIVATE EQUITY FUND

                        Consolidated Financial Statements
                                   (Unaudited)

                            For the Nine Months Ended
                                December 31, 2005

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
December 31, 2005


Assets

Portfolio investments at fair value (cost $34,529,864)                                                  $     41,318,370
Cash                                                                                                          12,114,309
Deposits in escrow (net of reserve of $226,028)                                                                  226,028
Deferred compensation plan assets, at market value                                                               193,141
Accrued interest receivable                                                                                       35,882
Prepaid expenses and other assets                                                                                 79,215
Other receivables                                                                                                 35,678
                                                                                                        ----------------

Total Assets                                                                                            $     54,002,623
                                                                                                        ================


Liabilities and Shareholders' Equity

Liabilities:
Deferred compensation plan - due to Independent Trustees                                                $        193,141
Accounts payable and accrued expenses - legal fees                                                                82,758
Accounts payable and accrued expenses - audit and tax fees                                                        81,000
Accounts payable and accrued expenses - other                                                                     17,213
                                                                                                        ----------------
   Total liabilities                                                                                             374,112
                                                                                                        ----------------

Shareholders' equity:
Shares of beneficial interest, 108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)                                                                                     246,774
Beneficial Shareholders (108,159.8075 shares)                                                                 53,381,737
                                                                                                        ----------------
   Total shareholders' equity                                                                                 53,628,511
                                                                                                        ----------------

Total Liabilities and Shareholders' Equity                                                              $     54,002,623
                                                                                                        ================

Net asset value per share                                                                               $         493.55
                                                                                                        ================


The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
For the Three and Nine Months Ended December 31, 2005


                                                                                   Three Months             Nine Months
                                                                                      Ended                    Ended
                                                                                   December 31,             December31,
                                                                                       2005                    2005
                                                                                -----------------        ---------------
Investment Income and Expenses

Interest from short-term investments                                             $        113,873        $       327,552
Interest from Direct Investments                                                                -                  8,857
Interest from accretion of discount on debt securities                                          -                  1,195
                                                                                 ----------------        ---------------
   Total income                                                                           113,873                337,604
                                                                                 ----------------        ---------------

Expenses:
Management fee                                                                            127,237                497,162
Legal fees                                                                                 44,928                154,389
Audit and tax fees                                                                         30,500                 81,000
Administrative fees                                                                        24,999                 80,367
Independent Trustee fees                                                                   13,593                 41,679
Insurance expense                                                                          17,131                 63,583
Other expenses                                                                              8,183                 25,501
                                                                                 ----------------        ---------------
   Total expenses                                                                         266,571                943,681
                                                                                 ----------------        ---------------

   Net investment loss                                                                   (152,698)              (606,077)
                                                                                 ----------------        ---------------

Net Change in Shareholders' Equity from Portfolio Investments

Change in net unrealized depreciation of Direct Investments                               200,000             (2,219,116)
Net realized gain from Direct Investments                                                       -              3,267,806
                                                                                 ----------------        ---------------
   Net change in net assets from Direct Investments                                       200,000              1,048,690
                                                                                 ----------------        ---------------

Change in net unrealized appreciation of Distributed Investments                                -                 38,846
Net realized loss from Distributed Investments                                                  -               (269,578)
                                                                                 ----------------        ---------------
   Net change in net assets from Distributed Investments                                        -               (230,732)
                                                                                 ----------------        ---------------

Change in net unrealized appreciation of Indirect Investments                           7,615,159             11,675,357
Expenses paid in connection with Indirect Investments                                           -                (13,815)
Realized gain and income distributions received from
   Indirect Investments                                                                 3,432,151              9,478,497
Realized loss from write-off of Indirect Investments                                   (4,060,000)           (11,610,000)
                                                                                 ----------------        ---------------
   Net change in net assets from Indirect Investments                                   6,987,310              9,530,039
                                                                                 ----------------        ---------------

Net Increase in Shareholders' Equity from Operations                             $      7,034,612        $     9,741,920
                                                                                 ================        ===============


The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (A) (Unaudited) For the Nine Months Ended December 31, 2005


                                                                Adviser              Beneficial
                                                                Trustee             Shareholders                Total

Shareholders' equity as of March 31, 2005                   $       341,946       $      73,969,393      $      74,311,339
                                                            ---------------       -----------------      -----------------

Increase (decrease) in shareholders' equity from operations:
   Net investment loss                                               (2,789)               (603,288)              (606,077)
   Realized gain on investments - net                                 3,989                 862,736                866,725
   Change in unrealized appreciation
     on investments - net                                            43,628               9,437,644              9,481,272
                                                            ---------------       -----------------      -----------------
Net increase in shareholders' equity
 from operations                                                     44,828               9,697,092              9,741,920
                                                            ---------------       -----------------      -----------------

Distributions to shareholders: (C)
   Return of capital distributions                                  (83,035)            (17,962,100)           (18,045,135)
   Realized gain distributions                                      (56,965)            (12,322,648)           (12,379,613)
                                                            ---------------       -----------------      -----------------
Total distributions to shareholders                                (140,000)            (30,284,748)           (30,424,748)
                                                            ---------------       -----------------      -----------------

   Total decrease in shareholders' equity                           (95,172)            (20,587,656)           (20,682,828)
                                                            ---------------       -----------------      -----------------

Shareholders' equity as of December 31, 2005                $       246,774       $      53,381,737(B)   $      53,628,511
                                                            ===============       =================      =================


     (A) Shareholders' equity is equivalent to the net assets of the Trust.

     (B) The net asset value per share of beneficial interest was $493.55 as of December 31, 2005. Additionally, from February 9, 1998 (commencement of operations) through December 31, 2005, the Trust made cash distributions to Beneficial Shareholders totaling $701.00 per share of beneficial interest.

     (C) Breakdown of return of capital and gain is based on information available at the time of each distribution.




The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Nine Months Ended December 31, 2005


Cash Flows From Operating Activities

Net increase in shareholders' equity from operations                                                     $      9,741,920

Adjustments  to  reconcile  net  increase  in  shareholders'   equity  from
operations to net cash provided by operating activities:

Change in net unrealized appreciation of investments                                                           (9,495,087)
Capital contributed to Indirect Investments                                                                    (1,173,874)
Return of capital distributions received from Indirect Investments                                              9,276,091
Net realized loss from investments                                                                              8,611,772
Proceeds from sale of Direct Investment                                                                         6,272,483
Proceeds from the sale of Distributed Investments                                                                 632,264
Accretion of discount on debt securities                                                                           (1,195)
Decrease in accrued interest receivable                                                                             5,313
Increase in prepaid expenses and other assets                                                                     (25,881)
Increase in deferred compensation plan assets                                                                     (41,127)
Increase in accounts payable and accrued expenses                                                                  51,720
Increase in deferred compensation - due to Independent Trustees                                                    41,127
                                                                                                         ----------------
Net cash provided by operating activities                                                                      23,895,526
                                                                                                         ----------------

Cash Flows Used for Financing Activities

Cash distributions paid to shareholders                                                                       (30,424,748)
                                                                                                         ----------------

Decrease in cash                                                                                               (6,529,222)
Cash at beginning of period                                                                                    18,643,531
                                                                                                         ----------------

Cash at End of Period                                                                                    $     12,114,309
                                                                                                         ================

Supplemental disclosure of non-cash operating activity:

Escrow receivable                                                                                        $        226,028
                                                                                                         ================


The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of December 31, 2005


                                                                                                      Fair Value      Fair Value
                                                                    Principal                            % of            as a
                                                                     Amount/                         Shareholders'       % of
                                                                      Cost          Fair Value          Equity          Net Assets

Direct Investments:

Manufacturing:
   ADCO Global, Inc.
   Raleigh, NC
   Adhesives, sealants and coatings
   8,637 shares of redeemable exchangeable
     cumulative preferred stock                                 $      863,700    $    1,200,000
   1,000 shares of common stock                                      1,000,000         1,000,000
                                                                --------------    --------------

       Total Manufacturing                                           1,863,700         2,200,000          4.10%             4.10%
                                                                --------------    --------------       --------         ---------

Telecommunications:
   Integra Telecom, Inc.
   Portland, OR
   Facilities-based, integrated communications provider
       4,000,000 shares of Series F preferred stock                  1,000,000                 0
   Warrant to purchase 71,222 shares of Class A voting
     common stock at $.05 per share, expiring 1/14/10                        0                 0
   185,000 shares of Series H preferred stock                          185,000           555,000
   Warrant to purchase 637,788 shares of Class A voting
     common stock at $.0005 per share, expiring 7/03/12                      0                 0
                                                                  ------------    --------------

       Total Telecommunications                                      1,185,000           555,000          1.03%             1.03%
                                                                --------------    --------------       --------         ---------

Total Direct Investments                                             3,048,700         2,755,000          5.13%             5.13%
                                                                --------------    --------------       --------         ---------

Indirect Investments:

International:
   CVC European Equity Partners II L.P.                              2,110,117         3,144,035          5.86%           5.86%
   $7,500,000 original capital commitment
   .397% limited partnership interest

   Hicks, Muse, Tate & Furst Latin America Fund, L.P.                1,166,954         1,175,372          2.19%           2.19%
                                                                --------------    --------------       --------        --------
   $2,500,000 original capital commitment
   .267% limited partnership interest

       Total International                                           3,277,071         4,319,407          8.05%           8.05%
                                                                --------------    --------------       --------        --------

Large Corporate Restructuring:
   Apollo Investment Fund IV, L.P.                                   2,079,460         3,496,809          6.52%           6.52%
   $5,000,000 original capital commitment
   .139% limited partnership interest

   Hicks, Muse, Tate & Furst Equity Fund IV, L.P.                      632,897           603,285          1.12%           1.12%
                                                                --------------    --------------       --------        --------
$5,000,000 original capital commitment
   .124% limited partnership interest

       Total Large Corporate Restructuring                           2,712,357         4,100,094          7.64%           7.64%
                                                                --------------    --------------       --------        --------

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, (Unaudited) continued As of December 31, 2005


                                                                                                      Fair Value      Fair Value
                                                                    Principal                            % of            as a
                                                                     Amount/                         Shareholders'       % of
                                                                      Cost          Fair Value          Equity          Net Assets

Medium Corporate Restructuring:
   Aurora Equity Partners II L.P.                               $    4,215,176    $    6,172,782         11.51%          11.51%
   $5,000,000 original capital commitment
   .663% limited partnership interest

   Fenway Partners Capital Fund II, L.P.                             4,204,547         5,395,824         10.06%          10.06%
   $5,000,000 original capital commitment
   .550% limited partnership interest

   Parthenon Investors, L.P.                                         2,606,285         2,763,074          5.15%           5.15%
   $3,500,000 original capital commitment
   .990% limited partnership interest

   Thomas H. Lee Equity Fund IV, L.P.                                2,392,275         2,335,165          4.35%           4.35%
                                                                --------------    --------------       --------        --------
   $10,000,000 original capital commitment
   .342% limited partnership interest

       Total Medium Corporate Restructuring                         13,418,283        16,666,845         31.07%          31.07%
                                                                --------------    --------------       --------        --------

Sector Focused:
   First Reserve Fund VIII, L.P.                                     2,233,189         2,551,000          4.76%           4.76%
   $5,000,000 original capital commitment
   .616% limited partnership interest

   Providence Equity Partners III, L.P.                                170,454           157,741          0.30%           0.30%
   Providence Equity Offshore Partners III, L.P.                        29,662             4,381          0.01%           0.01%
                                                                --------------    --------------       --------        --------
   $3,500,000 original capital commitment                              200,116           162,122          0.31%           0.31%
                                                                --------------    --------------       --------        --------
   .372% limited partnership interest

   VS&A Communications Partners III, L.P.                            1,155,843         1,062,728          1.98%           1.98%
                                                                --------------    --------------       --------        --------
   $3,000,000 original capital commitment
   .310% limited partnership interest

       Total Sector Focused                                          3,589,148         3,775,850          7.05%           7.05%
                                                                --------------    --------------       --------        --------

Small Corporate Restructuring:
   American Securities Partners II, L.P.                             1,381,851         1,267,313          2.36%           2.36%
   $5,000,000 original capital commitment
   1.429% limited partnership interest

   Sentinel Capital Partners II, L.P.                                2,011,427         3,797,815          7.08%           7.08%
   $5,000,000 original capital commitment
   3.973% limited partnership interest

   Washington & Congress Capital Partners, L.P.
   (f/k/a Triumph Partners III, L.P.)                                1,548,806         1,283,283          2.39%           2.39%
                                                                --------------    --------------       --------        --------
   $5,000,000 original capital commitment
   .831% limited partnership interest

       Total Small Corporate Restructuring                           4,942,084         6,348,411         11.83%          11.83%
                                                                --------------    --------------       --------        --------

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, (Unaudited) continued As of December 31, 2005


                                                                                                      Fair Value      Fair Value
                                                                    Principal                            % of            as a
                                                                     Amount/                         Shareholders'       % of
                                                                      Cost          Fair Value          Equity          Net Assets

Venture Capital:
   Alta California Partners II, L.P.                            $    1,800,028    $    1,707,458          3.18%           3.18%
   $4,000,000 original capital commitment
   1.783% limited partnership interest

   Atlas Venture Fund IV, L.P.                                         226,296           216,066          0.40%           0.40%
   $1,540,000 original capital commitment
   .381% limited partnership interest

   Bedrock Capital Partners I, L.P.                                    298,754           291,743          0.54%           0.54%
   $5,000,000 original capital commitment
   4.189% limited partnership interest

   Sprout Capital VIII, L.P.                                         1,217,143         1,137,496          2.12%           2.12%
                                                                --------------    --------------       --------        --------
   $5,000,000 original capital commitment
   .667% limited partnership interest

       Total Venture Capital                                         3,542,221         3,352,763          6.24%           6.24%
                                                                --------------    --------------       --------        --------

Total Indirect Investments                                          31,481,164        38,563,370         71.88%          71.88%
                                                                --------------    --------------       --------        --------


Total Portfolio Investments                                     $   34,529,864    $   41,318,370         77.01%          77.01%
                                                                ==============    ==============       ========        ========


     (A) On December 31, 2005, the Partnership wrote-off a portion of the remaining cost of the following Indirect Investments, realizing a loss of $4,060,000.

     Alta California Partners II, LP                            $    1,500,000
     Atlas Venture Fund IV, LP                                         160,000
     Bedrock Capital Partners I, LP                                    400,000
     Hicks, Muse, Tate & Furst Equity Fund IV, LP                      400,000
     Thomas H. Lee Equity Fund IV, LP                                  800,000
     VS&A Communication Partners III, LP                               800,000
                                                                ---------------
       Total                                                    $    4,060,000
                                                                ==============

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS
For the Nine Months Ended December 31, 2005 (Unaudited)

The following per share data and ratios have been derived from information provided in the financial statements.

Increase (Decrease) in Net Asset Value

Per Share Operating
   Performance:                                                   2005
                                                            -----------------

Net asset value, beginning of year                                $    683.89
Net investment loss                                                    (5.58)
Net change in net assets from portfolio investments                     95.23
                                                            -----------------
Net increase in net assets resulting from operations                    89.65
                                                            -----------------

Cash distributions: (A)
    ROC                                                               166.07
    Gain                                                              113.93
                                                            ----------------
                                                                      280.00

Net asset value, end of period                                  $     493.55

Total investment return                                                17.48%
                                                            =================


Ratios to Average Net Assets:

Expenses                                                                2.00%
                                                            =================

Net investment loss                                                    (1.29%)
                                                            =================


Supplemental Data:

Net assets, end of period
                                                                $  53,628,511
                                                            =================

Portfolio turnover                                                      2.50%
                                                            =================

     (A) Breakdown of return of capital and gain is based on information available at the time of each distribution.




The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.       Organization and Purpose

     The Pacific Corporate Group Private Equity Fund (the "Trust") is a Delaware business trust, formed on September 22, 1997. The Trust, which began operations on February 9, 1998 ("Commencement of Operations"), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

     Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the "Adviser Trustee"), manages the investment policies and operations of the Trust. The Adviser Trustee and four individuals (the "Individual Trustees"), three of whom are non-interested persons as defined in the Investment Company Act of 1940 (the "Independent Trustees"), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the "Trustees."

     The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships ("Indirect Investments") and, with respect to up to 25% of committed capital, direct investment in private or public operating companies ("Direct Investments"). The Trust makes certain Indirect and Direct Investments through PEF Indirect, LLC and PEF Direct, Inc., wholly owned subsidiaries of the Trust. The Trust's financial statements are consolidated to include the financial statements of PEF Indirect, LLC and PEF Direct, Inc.

     The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees, for up to three additional one-year periods.

2.       Summary of Significant Accounting Policies

     Valuation of Investments - Short-term investments are valued at amortized cost, which approximates market.

     Portfolio investments are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees. In determining the fair value of the Trust's Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments. The valuations provided by the general partners of such investments are reflected by the fair value of the Trust's capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust's allocated share of the Indirect Investment's profits and losses, including unrealized profits and losses. Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity's cash position. The Trust's capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee. In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, (Unaudited) continued

     The fair value of the Trust's Direct Investments and securities received from Indirect Investments ("Distributed Investments") are determined as follows:
(i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date, (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation. Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company's securities, the company's earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

     The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated. Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

     The Trust's Direct Investments are restricted as to resale. Additionally, the Trust's Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

     Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis.

     Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee shall consider each quarter whether in its view there has been an impairment of the Trust's ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee shall include in this consideration any investment of the Trust where any of the following factors are present:

     (i) covenant breaches by the relevant company or investment fund; (ii) departures of key members of management; (iii) bankruptcy or restructuring of the company or investment fund; (iv) an investment has been valued below cost for one year or longer; or (v) investments that are the subject of write-downs of value during the current quarter.

     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, (Unaudited) continued

     Currency Risk - Although the majority of the Trust's investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency. Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust's assets which are denominated in currencies other than the U.S. dollar.

     Income Taxes - The Trust is treated as a partnership for income tax purposes. As such, no provision for income taxes has been made since all income and losses are allocable to the shareholders for inclusion in their respective tax returns.

3.       Shareholders' Equity

     In connection with the original issuance of 108,659.8075 shares of beneficial interest (the "Shares") of the Trust, shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee. The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

4.       Allocation of Net Income and Net Loss

     Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

     Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust's aggregate net income and net loss from Direct Investments, other than "pari passu co-investments" (as described below), and 15% from Direct Investments in "pari passu co-investments", provided that such amount is positive. The remaining 80% and/or 85% of such amounts is allocated to all shareholders including the Adviser Trustee, pro rata based on Shares held. If the aggregate net income and net loss from Direct Investments (including "pari passu co-investments") is negative, such net income and net loss is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

     "Pari passu co-investments" refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

5.       Related Party Transactions

     The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses. Such fee is determined and payable quarterly in advance. The management fee is reduced by 100% of directors' fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.

     Each Independent Trustee receives a $12,500 annual fee, payable quarterly, $625 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,125 annual fee, payable quarterly, and $300 for each Audit Committee meeting attended.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, (Unaudited) continued

     The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust. Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

     Effective April 1, 2006, the compensation for each Independent Trustee was increased by approximately 15%. The Independent Chairman's compensation was increased by a further $4,000 in recognition of the additional services provided by this Trustee.

     Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information - Individual Trustees.

6.       Investment Commitments

     As of December 31, 2005, the Trust had unfunded investment commitments of approximately $4.7 million.

7.       Cash Distributions

     On December 20, 2005 the Trust made a cash distribution to shareholders totaling $11,409,280, of which the Beneficial Shareholders received $11,356,780, or $105 per share of beneficial interest in the Trust, and the Adviser Trustee received $52,500. The breakdown of the distribution between return of capital and gain is $61.43 and $43.57 per share, respectively. The breakdown of return of capital gain is based on information available at the time of each distribution.

     Cumulative distributions made through December 31, 2005 total $76,170,527, of which the Beneficial Shareholders received $75,820,027, or $701.00 per Share and the Adviser Trustee received $350,500.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)

1.       Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.



 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund
                                                                                           Complex
                                                   Term of                               Overseen by
                                                 Office and                              Director or     Other Directorships
                               Position Held      Length of      Principal Occupation    Nominee for     Held by Director or
    Name, Address and Age        with Fund       Time Served     During Past 5 Years       Director     Nominee for Director
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
    Christopher J. Bower
    1200 Prospect Street,                                          Chief Executive
          Suite 200            President and                     Officer and Founder
     La Jolla, CA 92037          Individual      Indefinite,     of Pacific Corporate
           Age 48                 Trustee        Since 1998           Group LLC               1                 None
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
                                                                Ivadelle and Theodore
                                                                 Johnson Professor of
       Alan C. Shapiro                                           Banking and Finance                      Remington Oil and
    1200 Prospect Street,                                          at the Marshall                        Gas Corp. (NYSE),
          Suite 200                                              School of Business,                        and Advanced
     La Jolla, CA 92037         Independent      Indefinite,        University of                         Cell
           Age 60                 Trustee        Since 1998      Southern California          1         Technology
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
                                                                                                               Brandes
                                                                                                         International Fund,
                                                                                                            Sycuan Funds,
                                                                                                           Forward Funds,
                                                                                                           Wilshire Target
                                                                                                           Funds, and as a
                                                                                                          trustee of RREEF
    DeWitt F. Bowman (1)                                                                                 America REIT, RREEF
    1200 Prospect Street,                                                                               America III REIT and
          Suite 200                                                                                      the Pacific Gas and
     La Jolla, CA 92037         Independent      Indefinite,     Principal of Pension                     Electric Nuclear
           Age 72                 Chairman       Since 1998     Investment Consulting         1         Decommissioning Trust
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
        Ronald Pelosi
    1200 Prospect Street
          Suite 200
     La Jolla, CA 92037         Independent      Indefinite,    President of Trenholm
           Age 70                 Trustee        Since 2003           Associates              1                 None
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------

     (1) Effective November 17, 2005, Mr. Bowman was elected Independent Chairman of the Board of Trustees.

2.       Proxy Voting

     The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own. A description of the Adviser Trustee's proxy voting policies and procedures is available without charge, by contacting Ms. Samantha Sacks, Director of Finance and Accounting, at (858) 456-6000 and on the Securities and Exchange Commission's (the "Commission") website at http://www.sec.gov (in the Trust's annual report on Form N-CSR for the year ended March 31, 2005).

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION, (Unaudited) continued

     The Trust's proxy voting record is available without charge by contacting Ms. Samantha Sacks, Director of Finance and Accounting, at (858) 456-6000 and on the Commission's website at http://www.sec.gov (in the Trust's annual report on Form N-PX for the twelve month period ended June 30, 2005).

3. Form N-Q

     The Trust's Form N-Q, filed semi-annually with the Commission for the period ending on June 30 and December 31 of each year, includes a listing of the Trust's portfolio investments as of the end of such periods. The Trust's Form N-Q is available, without charge, by contacting Ms. Samantha Sacks, Director of Finance and Accounting, at (858) 456-6000 and on the Commission's website at http://www.sec.gov. Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.